Exhibit 10.7
ECLIPS MEDIA TECHNOLOGIES, INC.
110 Greene Street
Suite 403
New York, NY 10012
June 9, 2010
RZ Acquisition Corp.
110 Greene Street
Suite 403
New York, NY 10012
Attention: Gregory D. Cohen,
Chief Executive Officer
Re: Assignment Agreement
Mr. Cohen,
On June 6, 2010, under the terms of a Peaceful Possession Agreement (the “Peaceful Possession Agreement”), we received possession of all of the assets (the “Assets”) of RootZoo Inc., a Delaware corporation (“Rootzoo”). The Peaceful Possession Agreement was executed and the Assets were turned over to us by Rootzoo due to their default under the terms of a secured promissory note and security agreement which protected certain monies advanced by us to Rootzoo. By the terms of this letter agreement and as one of our subsidiaries, we hereby assign to you all of the Assets.

ECLIPS MEDIA TECHNOLOGIES, INC.
By:	/s/ Gregory D. Cohen
Gregory D. Cohen,
Chief Executive Officer

AGREED TO AND ACCEPTED RZ ACQUISITION CORP.

By:	/s/ Gregory D. Cohen

Gregory D. Cohen, Chief Executive Officer